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
                                                                                                                      Exhibit 4.01

                                                                                                                      COMMON STOCK
                          INCORPORATED UNDER THE LAWS OF THE                 [CARDINAL LOGO]
                               STATE OF OHIO                                     CARDINAL                       -------------------
  ------------------                                                           HEALTH, INC.                          SHARES
 |                  |                                                                                           -------------------
 |                  |                                                                                          SEE REVERSE FOR
 |                  |                                                                                          CERTAIN DEFINITIONS
 |   ---------      |     -----------------------------------
 |    NUMBER        |       THIS CERTIFICATE IS TRANSFERABLE                                                   CUSIP 14149Y 10 8
 |   ---------      |            IN ST. LOUIS, MISSOURI
 |                  |            AND NEW YORK, NEW YORK
 |                  |     -----------------------------------
 |                  |    --------------------------------------------------------------------------------------------------------
 |                  |     THIS CERTIFIES THAT
 |                  |
 |                  |
 |                  |
 |                  |                                              SPECIMEN
 |                  |
 |                  |      is the owner of
 |                  |    --------------------------------------------------------------------------------------------------------
 |                  |
 |                  |                   fully paid and non-assessable Common Shares, without par value, of
 |                  |     Cardinal Health, Inc., transferable only on the books of the corporation by the holder of this certificate
 |                  |     in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This
 |                  |     certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  -------------------
                           Dated:
                                                                        /s/ Robert D. Walter
                           COUNTERSIGNED AND REGISTERED                  CHAIRMAN OF THE BOARD
                             BOATMEN'S TRUST COMPANY
                                                                        /s/ George H. Bennett, Jr.       [GRAPHIC OF THE GLOBE
                           BY                  TRANSFER AGENT             SECRETARY                      AND THE STATUE OF LIBERTY]
                                               AND REGISTRAR

                                             AUTHORIZED SIGNATURE


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Cardinal Health, Inc. will mail to each shareholder without charge within five days of receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM - as tenants in common                  UNIF GIFT MIN ACT -___________________Custodian ______________
        TEN ENT - as tenants by the entireties                                  (Cust)                     (Minor)
        JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
                  survivorship and not as tenants                          Act________________________________________
                  in common                                                              (State)


                              Additional abbreviations may also be used though not in the above list.

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For value received, the undersigned hereby sell(s), assign(s) and transfer(s)
unto

   PLEASE INSERT SOCIAL SECURITY
   OR OTHER IDENTIFYING NUMBER OF
   ASSIGNEE
   ---------------------------------
  /                                 /
  ---------------------------------

________________________________________________________________________________
    (PLEASE PRINT OR TYPE ASSIGNEE'S NAME AND ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the shares represented by this certificate, and hereby irrevocably constitute(s) and appoints(s)

________________________________________________________________________________
attorney, with full power of substitution, to transfer the shares on the books of the corporation.


Dated_______________________         ___________________________________________

                                     ___________________________________________
                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.